SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Trend Fund
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIDELITY® TREND FUND

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity® Trend Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Trend Fund (the fund), a series of Fidelity Trend Fund, a single series trust (the trust), will be held at an office of the trust, 27 State Street, 10th Floor, Boston, Massachusetts 02109 on January 17, 2007, at 9:30 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. To approve a change in the performance adjustment index for the fund.

3. To authorize the Trustees to change the performance adjustment index for the fund in the future without a shareholder vote.

The Board of Trustees has fixed the close of business on November 20, 2006 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

November 20, 2006

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY TREND FUND

TO BE HELD ON JANUARY 17, 2007

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Trend Fund (the trust) to be used at the Special Meeting of Shareholders of Fidelity Trend Fund (the fund) and at any adjournments thereof (the Meeting), to be held on January 17, 2007 at 9:30 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about November 20, 2006. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the fund at an anticipated cost of approximately $500. The fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $500.

If the fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the fund.

The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, the fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the fund, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Research & Analysis Company (FRAC) (formerly known as Fidelity Management & Research (Far East) Inc. (FMR Far East)), located at 82 Devonshire Street, Boston, Massachusetts 02109; Fidelity Investments Japan Limited (FIJ), located at Shiroyama JT Mori Building, 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA are also sub-advisers to the fund.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

On September 30, 2006 there were 14,350,444 shares of the fund issued and outstanding.

To the knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the fund on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on November 20, 2006 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-800-544-8544. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household or do not want to receive multiple copies of future proxy statements, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

For a free copy of the fund's annual report for the fiscal year ended December 31, 2005 and the semiannual report for the fiscal period ended June 30, 2006 call 1-800-544-8544, log-on to www.fidelity.com, or write to Fidelity Distributors Corporation (FDC).

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Approval of Proposals 2 and 3 require the affirmative vote of a "majority of the outstanding voting securities" of the fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes, if applicable, will have the same effect as votes cast AGAINST the Proposal.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have determined that the number of Trustees shall be fixed at 13. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date.

Except for Mr. Keyes, all nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Mr. Keyes is currently a Member of the Advisory Board of the trust. Mr. Keyes was selected by the trust's Governance and Nominating Committee and was appointed as a Member of the Advisory Board effective March 1, 2006. A third-party search firm retained by the Independent Trustees recommended Mr. Keyes as a nominee.

Except for Mr. Keyes, each of the nominees oversees 347 funds advised by FMR or an affiliate. Mr. Keyes does not currently serve as a Trustee of any fund advised by FMR or an affiliate; Mr. Keyes is currently a Member of the Advisory Board of 347 funds advised by FMR or an affiliate. On January 1, 2007, it is expected that Mr. Keyes will begin serving as a Trustee overseeing 347 funds advised by FMR or an affiliate, including the fund in this proxy statement, upon the retirement of William O. McCoy.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Trustee of Fidelity Trend Fund. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Trustee of Fidelity Trend Fund (2005-present). Mr. Jonas is Senior Vice President of Fidelity Trend Fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Trustee of Fidelity Trend Fund. Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Trustee of Fidelity Trend Fund. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Trustee of Fidelity Trend Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (63)

Year of Election or Appointment: 1997

Trustee of Fidelity Trend Fund. Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Trustee of Fidelity Trend Fund. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)**, +

Year of Election or Appointment to the Advisory Board: 2006

Member of the Advisory Board of Fidelity Trend Fund. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Trustee of Fidelity Trend Fund. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Trustee of Fidelity Trend Fund. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

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Cornelia M. Small (62)

Year of Election or Appointment: 2005

Trustee of Fidelity Trend Fund. Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Trustee of Fidelity Trend Fund. Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000, 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Trustee of Fidelity Trend Fund. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

** Is expected to begin serving as a Trustee on January 1, 2007 following the retirement of William O. McCoy.


+ Nominee recommended by a third-party search firm.

As of September 30, 2006, the nominees, Trustees and officers of the trust and the fund owned, in the aggregate, less than 1% of the fund's outstanding shares.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust's Board, which is currently composed of three Interested and ten Independent Trustees, met 12 times during the fiscal year ended December 31, 2005. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the fund's Trustees, refer to the section entitled "Standing Committees of the Fund's Trustees" beginning on page <Click Here>.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in the fund and in all funds in the aggregate within the same fund family overseen by the nominee as of September 30, 2006.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Stephen P. Jonas	Robert L. Reynolds
Fidelity Trend Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000
Independent Nominees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Albert R. Gamper, Jr.	Robert M. Gates	George H. Heilmeier	James H. Keyes
Fidelity Trend Fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	none
DOLLAR RANGE OF FUND SHARES	Marie L. Knowles	Ned C. Lautenbach	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Fidelity Trend Fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2005.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Albert R. Gamper, Jr2	Robert M. Gates	George H. Heilmeier	James H. Keyes[3]	Marie L. Knowles
Fidelity Trend FundC	$ 319	$ 167	$ 314	$ 314	$ 0	$ 336
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 378,500	$ 203,250	$ 373,000	$ 373,000	$ 0	$ 399,000
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Marvin L. Mann[4]	William O. McCoy[5]	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Fidelity Trend FundC	$ 314	$ 423	$ 312	$ 319	$ 319	$ 312
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 373,000	$ 502,500	$ 415,500B	$ 378,500	$ 379,000	$ 370,000

1 Edward C. Johnson 3d, Stephen P. Jonas, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 During the period from June 1, 2005 through January 17, 2006, Mr. Gamper served as a Member of the Advisory Board. Effective January 18, 2006, Mr. Gamper serves as a Member of the Board of Trustees.

3 Effective March 1, 2006, Mr. Keyes serves as a Member of the Advisory Board.

4 Mr. Mann served on the Board of Trustees through December 31, 2005.

5 Mr. McCoy is expected to serve on the Board of Trustees through December 31, 2006.

A Information is for the calendar year ended December 31, 2005 for 328 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC) in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2005, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $148,500; Robert M. Gates, $148,500; George H. Heilmeier, $148,500; Marie L. Knowles, $163,500; Ned C. Lautenbach, $148,500; Marvin L. Mann, $198,500; William O. McCoy, $148,500; Cornelia M. Small, $148,500; William S. Stavropoulos, $148,500; and Kenneth L. Wolfe, $148,500. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenback, $48,134; and William O. McCoy, $93,634.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as an Independent Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-end Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2005, Mr. McCoy voluntarily elected to defer $45,500.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $204; Robert M. Gates, $189; George H. Heilmeier, $189; Marie L. Knowles, $208; Ned C. Lautenbach, $189; Marvin L. Mann, $252; William O. McCoy, $189; Cornelia M. Small, $189; William S. Stavropoulos, $189; and Kenneth L. Wolfe, $217. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $61; and William O. McCoy, $61.

Proposals 2 and 3. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY TREND FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 1. As described below in Proposal 2, the Amended Contract changes the performance benchmark used to determine a portion of the management fee that FMR receives from the fund for managing its investments and business affairs. The fund currently pays a management fee linked to the fund's performance with respect to the Standard & Poor's 500SM  Index (S&P 500®). The Trustees recommend that the fee be tied instead to the fund's performance with respect to the Russell 1000® Growth Index.

As described in Proposal 3, the Amended Contract also modifies another provision of the fund's existing management contract with FMR (the Present Contract). Under the Present Contract, shareholders generally have the right to vote on any changes to the index used to calculate the fund's performance adjustment (the Performance Adjustment Index). The Amended Contract gives the Board of Trustees broader authority to designate an alternative Performance Adjustment Index without shareholder vote, subject to the requirements of the 1940 Act and the Investment Advisers Act of 1940.

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (see Exhibit 1). The changes are intended to clarify certain language in the Present Contract. If at least one of Proposals 2 or 3 is approved by shareholders, these non-material changes will be included in the Amended Contract.

The fund's current investment objective is to seek growth of capital, which allows the fund to invest in either "growth" stocks or "value" stocks or both. The fund's investments have emphasized both growth and value stocks at various times throughout its history. FMR believes that the fund should adopt a large-cap growth style orientation in place of its current flexible mandate. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than the broad market represented by the S&P 500. The Board of Trustees and FMR believe that adoption of a large-cap growth orientation for the fund, in place of its current flexible mandate, would be in shareholders' interests. Although changing the investment policies to focus on large-cap growth companies does not require a shareholder vote because the fund's investment policies are non-fundamental, the fund will do so only if shareholders approve Proposal 2.

Consequently, if Proposal 2 is approved by shareholders, language in the prospectus will be changed to more closely reflect a policy of investing in growth stocks, with a focus on large-cap growth stocks. As shown below, these changes would delete prospectus language referring to "trends" and add prospectus language discussing growth stocks and larger-sized companies. Additions are underlined and deletions are struck through. The proposed changes to the fund's investment strategy described in the "Investment Details" section of the fund's prospectus are as follows:

~~FMR seeks to take advantage of trends in security values reflecting changes in general and particular economic and financial conditions. Purchases and sales of securities for the fund are based on FMR's study of momentum in trends of individual company, industry, and general market security prices and earnings.~~

~~FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types.~~

FMR invests the fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

Although FMR focuses on investing the fund's assets in securities issues by larger-sized companies, FMR may also make substantial investments in securities issued by medium and smaller companies.

In addition, if shareholders approve Proposal 2, FMR is likely to appoint a new portfolio manager for the fund.

Present and Amended Contracts. FMR is the fund's investment adviser pursuant to the Present Contract dated November 1, 1999, which was approved by the Board of Trustees, including the Independent Trustees (together, the Board), on October 14, 1999. (For Information on FMR, see the section entitled "Activities and Management of FMR," on page <Click Here>.) A form of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 1 on page <Click Here>. Except for these modifications and for non-material changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract of Fidelity Trend Fund," on page <Click Here>.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 2007, and thereafter, only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2007, and thereafter only as long as its continuance is approved at least annually as described above.

As summarized below, shareholders are being asked to approve two proposals to amend the Present Contract.

PROPOSAL 2. TO APPROVE A CHANGE IN THE PERFORMANCE ADJUSTMENT INDEX FOR FIDELITY TREND FUND.

The Amended Contract modifies section 3 of the Present Contract to prospectively change the index used to calculate the fund's Performance Adjustment from the S&P 500 (the Current Index) to the Russell 1000 Growth Index (the Proposed Index). FMR proposes to change the fund's Performance Adjustment Index to make it conform more closely to the fund's proposed large-cap growth-oriented investment strategy.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee Rate is the sum of a Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.30%. The Basic Fee Rate for the fund's fiscal year ended December 31, 2005 was 0.57%.

The Performance Adjustment is a positive or negative dollar amount applied to the Basic Fee and is based on the fund's performance and assets for the most recent 36 months. If the fund outperforms its current comparative index, the Current Index, over 36 months, FMR receives a positive Performance Adjustment, which increases the management fee. If the fund underperforms the Current Index, FMR's management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the fund and the Current Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20%. Under the Present Contract, FMR received a positive Performance Adjustment for the fund's fiscal year ended December 31, 2005, which equaled 0.02% of the fund's average net assets for the year.

Effects of Proposed Amendments to the Present Management Contract. As explained above, if the proposal is approved, the fund will adopt a large-cap growth investment strategy, and FMR will use a different benchmark to determine a portion of its management fee. To the extent that a fund's performance benchmark represents its "neutral" investment position (or its universe), a benchmark change could change the fund's investment characteristics. If the proposal is approved, the fund will move from a benchmark designed as a broad measure of the performance of the overall U.S. stock market (including both value and growth stocks) to one with a narrower focus on growth stocks of large-sized companies. FMR believes the Proposed Index will conform more closely to the fund's proposed large-cap growth investment strategy.

The financial impact of the proposed changes to the management fee is summarized briefly in the following paragraphs. The changes are discussed in more detail in the remainder of the proposal.

Financial Impact of Proposed Change in Performance Adjustment. Because the change will be implemented prospectively, the future impact on management fees will depend on the fund's future performance relative to the Proposed Index. However, the past performance of the Proposed Index and the fund can be used to show what the impact would have been on management fees for fiscal 2005 (12 months ended December 31, 2005) and for the more recent 12-month period ended September 30, 2006 if the Proposed Index had been the fund's Performance Adjustment Index. For this purpose, the performance of the Proposed Index was substituted for the performance of the Current Index for the rolling 36-month performance periods ended during the fiscal year and more recent 12-month period. (Under the terms of the Amended Contract, the proposed change in the fund's Performance Adjustment Index will actually occur on a gradual basis over the 36-month period following shareholder approval of the Amended Contract. See "Implementation of Change in Performance Adjustment Index" on page <Click Here> for details.)

For the fiscal year ended December 31, 2005, the positive Performance Adjustment using the Current Index totaled 0.0248% of the fund's average net assets. For the fiscal year ended December 31, 2005, the positive Performance Adjustment using the Proposed Index would have totaled 0.1523% of the fund's average net assets. Thus, for the fiscal year ended December 31, 2005, if the Proposed Index had been the fund's Performance Adjustment Index, the fund's management fees would have been $1,094,073 higher, or 0.1275% higher as a percentage of the fund's average net assets for the year, compared to the rate FMR was entitled to receive under the Present Contract.

For the 12 months ended September 30, 2006, the positive Performance Adjustment using the Current Index totaled 0.0221% of the fund's average net assets. For the 12 months ended September 30, 2006, the positive Performance Adjustment using the Proposed Index would have totaled 0.1760% of the fund's average net assets. Thus, for the 12 months ended September 30, 2006, if the Proposed Index had been the fund's Performance Adjustment Index, the fund's management fees would have been $1,350,909 higher, or 0.1539% higher as a percentage of the fund's average net assets for the year, compared to the rate FMR was entitled to receive under the Present Contract.

Change in Performance Adjustment Index

Comparison of Proposed and Current Performance Adjustment Indices. If the proposal is approved, the fund will change its Performance Adjustment Index prospectively to the Proposed Index, the Russell 1000 Growth Index. The Russell 1000 Growth Index is a market capitalization-weighted index of those stocks of the 1,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics. The Proposed Index is designed to measure the performance of growth stocks (those with higher price-to-book ratios and higher forecasted growth values) of large-sized companies. The Current Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The S&P 500 is designed as a broad measure of the performance of the overall U.S. stock market, and includes both value and growth stocks, whereas the Russell 1000 Growth Index includes only growth stocks. FMR believes that the Proposed Index will provide a more appropriate comparison than the Current Index because the Proposed Index has a narrower focus on growth stocks of large-sized companies, and will conform more closely to the fund's proposed large-cap growth investment strategy.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) of the fund and the Current and Proposed Indices for the past three years ended September 30, 2006. The chart shows that the fund outperformed the Current Index and the Proposed Index over that period.

The following chart compares the calendar year performance of both indices for the past ten calendar years and for the nine months ended September 30, 2006. The chart shows that the two benchmarks have performed differently at times over this period, with the Proposed Index outperforming the Current Index five of the past ten calendar years.



(dagger) For the nine months ended September 30, 2006.

Implementation of Change in Performance Adjustment Index. If the proposal is approved, the change in the fund's Performance Adjustment Index will be implemented on a prospective basis beginning with the first day of the month following shareholder approval. However, because the Performance Adjustment is based on a rolling 36-month measurement period, comparisons to the Proposed Index will not be fully implemented for 36 months after shareholder approval. During this transition period, the fund's returns will be compared to a 36-month blended index return that reflects the performance of the Current Index for the portion of the performance period prior to adoption and the performance of the Proposed Index for the remainder of the period. For example, the Performance Adjustment for the first full month following shareholder approval would be calculated by comparing the fund's performance over the 36-month performance period to a blended index return calculated using the Current Index's performance for the first 35 months of the performance period and the Proposed Index's performance for the 36th month. Each month for the following 35 months, the blended index return would reflect an additional month of the Proposed Index's performance and one less month of the Current Index's performance. At the conclusion of the transition period, the performance of the Current Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the performance of the Proposed Index.

Comparison of Management Fees. The following tables compare the fund's management fee for the fiscal year ended December 31, 2005 or the 12-month period ended September 30, 2006, as applicable, under the terms of the Present Contract, to the management fee the fund would have incurred if the proposed change in Performance Adjustment Index had been in effect. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended December 31, 2005 or the 12-month period ended September 30, 2006, as applicable, have been calculated using the rolling 36-month historical performance of the Proposed Index during the periods. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended December 31, 2005 or the 12-month period ended September 30, 2006, as applicable.

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	4,902,772	0.5713	4,902,772	0.5713	0	0
Performance Adjustment	212,791	0.0248	1,306,864	0.1523	1,094,073	0.1275
Total Management Fee	5,115,563	0.5961	6,209,636	0.7236	1,094,073	0.1275

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	4,979,534	0.5670	4,979,534	0.5670	0	0
Performance Adjustment	194,346	0.0221	1,545,255	0.1760	1,350,909	0.1539
Total Management Fee	5,173,880	0.5891	6,524,789	0.7430	1,350,909	0.1539

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended December 31, 2005 or the 12-month period ended September 30, 2006, as applicable, under the Present Contract and if the proposed change in Performance Adjustment Index had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the Proposed Index during the fiscal year ended December 31, 2005 or the 12-month period ended September 30, 2006, as applicable.

The following tables also describe the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended December 31, 2005 or the 12-month period ended September 30, 2006, as applicable.

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
DECEMBER 31, 2005

Annual Fund Operating Expenses (as a percentage of average net assets)

	Present Contract	Amended Contract
Management Fee	0.60%	0.72%
12b-1 Fee	None	None
Other Expenses	0.23%	0.23%
Total Fund Operating Expenses	0.83%	0.95%

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
SEPTEMBER 30, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

	Present Contract	Amended Contract
Management Fee	0.59%	0.74%
12b-1 Fee	None	None
Other Expenses	0.23%	0.23%
Total Fund Operating Expenses	0.82%	0.97%

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended December 31, 2005	1 Year	3 Years	5 Years	10 Years
Present Contract	$ 85	$ 265	$ 460	$ 1,025
Amended Contract	$ 97	$ 303	$ 525	$ 1,166
12-Month Period Ended September 30, 2006	1 Year	3 Years	5 Years	10 Years
Present Contract	$ 84	$ 262	$ 455	$ 1,014
Amended Contract	$ 99	$ 309	$ 536	$ 1,190

The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

PROPOSAL 3. TO AUTHORIZE THE TRUSTEES TO CHANGE THE PERFORMANCE ADJUSTMENT INDEX FOR FIDELITY TREND FUND IN THE FUTURE WITHOUT A SHAREHOLDER VOTE.

Section 3 of the Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's Performance Adjustment Index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts). In contrast, the Present Contract requires the vote of a majority of the outstanding voting securities of the fund to authorize such changes.

The proposed modification to the Present Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the Performance Adjustment Index, the Amended Contract would give the Board the ability to change the fund's Performance Adjustment Index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively as described above in Proposal 2 under "Change in Performance Adjustment Index - Implementation of Change in Performance Adjustment Index." In short, the proposed modification gives the Board added flexibility to amend the Present Contract with respect to the Performance Adjustment Index, subject to the constraints of the Acts. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility if it were in the interests of the fund and its shareholders to do so.

Board Approval of Investment Advisory Contracts and Management Fees.

Fidelity Trend Fund

On September 21, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will prospectively change the index used to calculate the fund's performance adjustment from the S&P 500 Index (the Current Index) to the Russell 1000 Growth Index (the Proposed Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether the Proposed Index is an appropriate index against which to measure the fund's investment performance, the Board considered that the fund seeks growth of capital by investing primarily in common stocks. The Board also considered that the Current Index is designed as a broad measure of the performance of the overall U.S. stock market and includes both growth and value stocks, whereas the Proposed Index emphasizes growth stocks.

The Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Current Index and the Proposed Index over the three years ended August 31, 2006. The Board noted that the fund outperformed the Current Index and the Proposed Index over the rolling 36-month period ended August 31, 2006.

The Board considered the performance of the Current Index compared to the performance of the Proposed Index over the past ten calendar years and for the eight months ended August 31, 2006. The Board noted that the two indices have performed differently at times over the period, with the Proposed Index outperforming the Current Index in five of the past ten calendar years. The Board also noted that the Proposed Index underperformed the Current Index over the 10-year period ended August 31, 2006, and that the fund generally underperformed the Current Index, but outperformed the Proposed Index in six of the past ten calendar years. The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Current Index over the one-, three-, and five-year periods ended December 31, 2005, and had stated that the relative investment performance of the fund was higher than the Current Index over time.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fees and Total Fund Expenses. The Board considered that, because the change in the index used to calculate the fund's performance adjustment will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Proposed Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (with the Current Index) for the 12-month period ended August 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the Proposed Index) had been in effect during that period.

The Board noted that, under the current management contract, the fund's basic fee was increased by a positive performance adjustment of 2.6 basis points and that, if the Amended Contract had been in effect during the 12-month period ended August 31, 2006, the fund's basic fee would have been increased by a positive performance adjustment of 17.5 basis points. As a result, the fund's hypothetical management fee would have been 14.9 basis points ($1,306,887) higher if the Amended Contract had been in effect during that period. The Board noted that the fund outperformed both the Current Index and the Proposed Index over that period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Proposed Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Proposed Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR Proposals 2 and 3. If Proposals 2 and 3 are both approved by shareholders, the fund will adopt the form of Amended Contract attached as Exhibit 1. If one but not both of Proposals 2 and 3 is approved, the fund will adopt a form of Amended Contract that reflects only that approved Proposal (and the non-material changes shown in Exhibit 1). If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval. If neither Proposal 2 nor Proposal 3 is approved, the Current Management Contract will remain unchanged and in effect.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Trend Fund and advised by FMR is contained in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page <Click Here>.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; Robert L. Reynolds, President; Stephen P. Jonas, Executive Director, and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d, Mr. Reynolds, and Mr. Jonas are also Trustees of the trust. Mr. Lynch is a member of the Advisory Board of the trust. The following people are currently officers of the trust and officers or employees of FMR or FMR Corp.: Robert G. Byrnes, Assistant Treasurer of the Fidelity funds; John H. Costello, Assistant Treasurer of the Fidelity funds; Stuart E. Fross, Assistant Secretary of the Fidelity funds; R. Stephen Ganis, Anti-Money Laundering (AML) Officer of the Fidelity funds; Joseph B. Hollis, Chief Financial of the Fidelity funds and President of Fidelity Pricing and Cash Management Services (FPCMS); Peter L. Lydecker, Assistant Treasurer of the Fidelity funds; Bryan A. Mehrmann, Deputy Treasurer of the Fidelity funds; Kimberley H. Monasterio, Deputy Treasurer of the Fidelity funds; Mark Osterheld, Assistant Treasurer of the Fidelity funds; Kenneth A. Rathgeber, Chief Compliance Officer of the Fidelity funds and Executive Vice President of Risk Oversight for Fidelity Investments; Christine Reynolds, President and Treasurer of the Fidelity funds; Kenneth B. Robins, Deputy Treasurer of the Fidelity funds; Eric D. Roiter, Secretary of the Fidelity funds and Vice President, General Counsel, and Secretary of FMR; Gary W. Ryan, Assistant Treasurer of the Fidelity funds; Salvatore Schiavone, Assistant Treasurer of the Fidelity funds; Philip L. Bullen, Vice President of certain Equity Funds and Senior Vice President of FMR; Dwight D. Churchill, Vice President of certain Equity Funds and Executive Vice President of FMR; and Ramin Arani, Portfolio Manager and Vice President of FMR. With the exception of Robert G. Byrnes, Gary W. Ryan, and Salvatore Schiavone, all of these persons hold or have options to acquire stock or other securities of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

During the period January 1, 2005, through September 30, 2006, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to Fidelity Trend Fund for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page <Click Here>.

The Directors of FMRC are Edward C. Johnson 3d, Chairman of the Board, Robert L. Reynolds, President, Peter S. Lynch, Vice Chairman, and Stephen P. Jonas, Executive Director. Mr. Johnson 3d is also a Trustee of the trust and of other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and a Director of FMR, FRAC and Fidelity Investments Money Management, Inc. (FIMM). Mr. Reynolds is a Trustee of the trust and of other funds advised by FMR and President and a Director of FMR and FIMM. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board of the trust and of other funds advised by FMR. Mr. Jonas is a Trustee of the trust and of other funds advised by FMR; Executive Director of FMR; a Director of FIMM; and Senior Vice President of funds advised by FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FIJ, FIIA, AND FIIA(U.K.)L

FMR U.K. is a wholly-owned subsidiary of FMR formed in 1986. FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968. FIIA, established in 1983, is another wholly-owned subsidiary of FIL. FIIA(U.K.)L, established in 1984, is a wholly-owned subsidiary of Fidelity Investments Management Limited, an indirect wholly owned subsidiary of FIL. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.

FMR U.K., FIJ, FIIA, and FIIA(U.K.)L provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. They may also provide investment advisory services. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FIJ focuses primarily on companies based in Japan and the Far East. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses primarily on companies based in the U.K. and Europe. Funds with investment objectives similar to Fidelity Trend Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FIJ, FIIA, or FIIA(U.K.)L and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page <Click Here>.

The Directors of FMR U.K. are Simon Fraser, Chairman of the Board and Chief Executive Officer, and Eric Wetlaufer, President. Mr. Wetlaufer is also President and a Director of FRAC and Senior Vice President of FMR and FMRC. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

The Directors of FIJ are Thomas Balk, Representative Executive Officer, Chris Coombe, John Ford, Executive Officer, Simon M. Haslam, David Holland, and Jonathan O'Brien. Mr. Haslam is also Director of FIIA. The principal business address of each of the Directors is Shiroyama JT Mori Building, 19th Floor, 4-3-1 Toranomon Minato-ku, Tokyo, Japan, 105-6019.

The Directors of FIIA are Michael Gordon, President, Brett Goodin, Simon M. Haslam, Kathryn Matthews, Frank Mutch, Allan Pelvang, Vice President, David J. Saul, Robert Stewart, and Andrew Wells. Mr. Gordon is also President, Chief Executive Officer, and a Director of FIIA(U.K.)L. Mr. Haslam is also a Director of FIJ. Mr. Pelvang is also Vice President of FIIA. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

The Directors of FIIA(U.K.)L are Michael Gordon, President and Chief Executive Officer, Andrew Steward, Ann Stock, and Richard Wane. Mr. Gordon is also President and a Director of FIIA. Ms. Stock is also Chief Compliance Officer of FIIA. The principal business address of each of the Directors is 25 Cannon Street, London, England EC4M5TA.


ACTIVITIES AND MANAGEMENT OF FRAC

FRAC (formerly known as Fidelity Management & Research (Far East) Inc.) is a wholly-owned subsidiary of FMR formed in 1986 to provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. FRAC also provides investment research and advice on domestic issuers.

Funds with investment objectives similar to Fidelity Trend Fund for which FMR has entered into a sub-advisory agreement with FRAC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page <Click Here>.

The Directors of FRAC are Edward C. Johnson 3d, Chairman of the Board, and Eric Wetlaufer, President. Mr. Johnson 3d is also a Trustee of the trust and other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; a Director and Chairman of the Board of FMR, FIMM and FMRC. Mr. Wetlaufer is also President and a Director of FMR U.K., and Senior Vice President of FMR and FMRC. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACT

On October 14, 1999, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of Fidelity Trend Fund, the management contract effective November 1, 1999. The Committee determined to recommend Board approval of the proposed reductions in Group fee rates, as detailed in the October 6, 1999 Board memorandum, effective August 1, 1999.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Services provided by affiliates of FMR will continue under the proposed management contract described in Proposals 2 and 3.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of the S&P 500.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426
711	-		782.2389
782	-		860.2352
860	-		946.2315
946	-		1,041.2278
1,041	-		1,145.2241
1,145	-		1,260.2204
Over			1,260.2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,012 billion of group net assets - the approximate level for December 2005 - was 0.2683%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,012 billion.

The fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for December 31, 2005, the fund's annual basic fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Basic Fee Rate
Trend	0.2683%	+	0.30%	=	0.5683%

One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Computing the Performance Adjustment. The basic fee for Trend is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the S&P 500 for Trend. The performance period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month.

Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00), is multiplied by a performance adjustment rate of 0.02%. The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period.

One twelfth (1/12) of this rate is then applied to the fund's average net assets over the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in that fund's shares at the NAV as of the record date for payment.

The record of the S&P 500 is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the S&P 500. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

For the fiscal year ended December 31, 2005, the fund paid FMR management fees of $5,115,563. The amount of these management fees includes both the basic fee and the amount of the performance adjustment, if any. This fee was equivalent to 0.5961% of the average net assets of the fund. The upward perfromance adjustment amounted to $212,791.

FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the fund's returns, and repayment of the reimbursement by the fund will lower its returns.

Distribution Agreement. The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

FDC received no payments from the fund pursuant to the Distribution and Service Plan under Rule 12b-1. The Plan does not authorize payments by the fund other than those that are to be made to FMR under their management contract.

In addition to the management fee payable to FMR, the fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent.

Transfer and Service Agent Agreement. The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreement, FSC (or an agent, including an affiliate) performs transfer agency, dividend disbursing, and shareholder services for the fund.

The annual rates for pricing and bookkeeping services for the fund are 0.0375% of the first $500 million of average net assets, 0.0265% of average net assets between $500 million and $3.5 billion, 0.0040% of average net assets between $3.5 billion and $25 billion, and 0.0018% of average net assets in excess of $25 billion.

For the fiscal year ended December 31, 2005, the fund paid FSC pricing and bookkeeping fees of $282,524.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

For the fiscal year ended December 31, 2005, the fund paid FSC $795 for securities lending.

SUB-ADVISORY AGREEMENTS

FMRC. On behalf of the fund, FMR has entered into a sub-advisory agreement dated January 1, 2001 with FMRC. Pursuant to the sub-advisory agreement, FMRC has day-to-day responsibility for choosing investments for the fund.

On July 7, 1999, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, the sub-advisory agreement between FMR and FMRC effective January 1, 2001.

Under the terms of the sub-advisory agreement for the fund, FMR pays FMRC fees equal to 50% of the management fee (including any performance adjustment) payable to FMR under its management contract with the fund. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

For the fiscal year ended December 31, 2005, FMR on behalf of the fund paid FMRC fees of $2,548,892.

FIIA, FIIA(U.K.)L, and FIJ. On behalf of the fund, FMR has entered into a master international research agreement dated July 1, 2003 with FIIA. On behalf of the fund, FIIA, in turn, has entered into sub-research agreements dated July 1, 2003 with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States.

On July 17, 2003, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, the master international research agreement between FMR and FIIA effective July 1, 2003, and the sub-research agreements between FIIA and FIIA (U.K.)L and FIJ effective July 1, 2003.

Under the terms of the master international research agreement, FMR pays FIIA an amount based on the fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the terms of the sub-research agreements, FIIA pays FIIA(U.K.)L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

For providing investment advice and research services pursuant to the research agreements, no fees were paid to FIIA(U.K.)L and FIJ on behalf of the fund for the fiscal year ended December 31, 2005. For providing investment advice and research services pursuant to the research agreement, fees paid to FIIA on behalf of the fund for the fiscal year ended December 31, 2005 were $8,480.

FMR U.K., FRAC, and FIJ. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K. and FRAC. On behalf of the fund, FRAC has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FRAC may also provide investment research and advice on domestic issuers pursuant to a research agreement between FMR, FMRC, FIMM, and FRAC, approved in January 2006 on behalf of the fund.

Under the terms of the sub-advisory agreements, for providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. fees equal to 110% of FMR U.K.'s costs incurred in connection with providing investment advice and research services.
  FMR pays FRAC fees equal to 105% of FRAC's costs incurred in connection with providing investment advice and research services.
  FRAC pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FRAC.

Under the terms of the sub-advisory agreements, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FRAC a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis
  FRAC pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for a fund to FRAC.

The fund's sub-advisory agreements with FMR U.K. and FRAC, each dated January 1, 1999, were approved by shareholders on December 16, 1998. Such approval included modification to the fund's sub-advisory agreements that would allow future modification without a shareholder vote, subject to the requirements of the 1940 Act.

On July 19, 2001, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, amending and restating the fund's research agreement between FRAC and FIJ as a sub-advisory agreement between FRAC and FIJ effective August 1, 2001. The fund's research agreement between FRAC and FIJ, dated January 1, 2000, was approved by the Board of Trustees on December 16, 1999. On July 19, 2001, the Board authorized amending and restating the fund's research agreement between FRAC and FIJ as a sub-advisory agreement between FRAC and FIJ under which FIJ may also perform investment advisory services for the fund in addition to providing investment research and advice.

On January 19, 2006, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved on behalf of the fund, a new research agreement with FRAC. The addition of this contract does not affect the fees paid by the fund.

For non-discretionary investment advice and research services, no fees were paid to FMR U.K., FRAC, and FIJ on behalf of the fund for the fiscal year ended December 31, 2005.

For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K. on behalf of the fund for the fiscal year ended December 31, 2005.

For discretionary investment management and execution of portfolio transactions, fees paid to FRAC and FIJ on behalf of the fund for the fiscal year ended December 31, 2005 were $38 and $162, respectively.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to a sub-adviser, that sub-adviser is authorized to purchase and sell portfolio securities pursuant to the sub-advisory agreement.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis.

During the fiscal year ended December 31, 2005, the fund paid brokerage commissions of $33,293 to NFS. During the fiscal year ended December 31, 2005, this amounted to approximately 2.86% of the aggregate brokerage commissions paid by the fund to NFS.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUND

Peter S. Lynch and James H. Keyes are Members of the Advisory Board of Fidelity Trend Fund. The executive officers of the fund include: Stephen P. Jonas, Philip L. Bullen, Dwight D. Churchill, Ramin Arani, Eric D. Roiter, Stuart E. Fross, Christine Reynolds, R. Stephen Ganis, Joseph B. Hollis, Kenneth A. Rathgeber, Bryan A. Mehrmann, Kimberley H. Monasterio, John H. Costello, Peter L. Lydecker, Mark Osterheld, Kenneth B. Robins, Robert G. Byrnes, Gary W. Ryan, and Salvatore Schiavone. Additional information about Mr. Jonas and Mr. Keyes can be found in Proposal 1. Additional information about Mr. Lynch and other executive officers of the fund can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Trend Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of Fidelity Trend Fund. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (52)

Year of Election or Appointment: 2006

Vice President of Fidelity Trend Fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Ramin Arani (36)

Year of Election or Appointment: 2001

Vice President of Fidelity Trend Fund. Prior to assuming his current responsibilities, Mr. Arani worked as a research analyst and portfolio manager. Mr. Arani also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Fidelity Trend Fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present); and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998-2005).

Stuart E. Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Fidelity Trend Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Fidelity Trend Fund. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Fidelity Trend Fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Fidelity Trend Fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity Trend Fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Fidelity Trend Fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Fidelity Trend Fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Fidelity Trend Fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Trend Fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Fidelity Trend Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Fidelity Trend Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Fidelity Trend Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Trend Fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Trend Fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUND'S TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 12 standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Dr. Gates currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2005, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Dr. Gates currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2005, the committee held four meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair), Gamper, and Stavropoulos), the Fixed-Income, International, and Special Committee (composed of Mr. Dirks (Chair), Ms. Knowles, and Ms. Small), and the Select and Asset Allocation Committee (composed of Mr. Wolfe (Chair), Dr. Heilmeier, and Mr. McCoy). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income, International, and Special Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Asset Allocation Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to July 2005, the Fixed-Income, International, and Special Committee was known as the Fixed-Income and International Committee, and the Select and Asset Allocation Committee was known as the Select and Special Committee. During the fiscal year ended December 31, 2005, the Equity Committee held 10 meetings, the Fixed-Income, International, and Special Committee held 12 meetings, and the Select and Asset Allocation Committee held nine meetings.

The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair), Dirks, Gamper, Stavropoulos, and Wolfe) and the Fixed-Income Contract Committee (composed of Mr. Dirks (Chair), Ms. Knowles, and Ms. Small). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended December 31, 2005, each Fund Contract Committee held three meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Stavropoulos (Chair), Dirks, and Lautenbach, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions, and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended December 31, 2005, the Shareholder, Distribution and Brokerage Committee held 11 meetings.

The Audit Committee is composed of Ms. Knowles (Chair), Mr. Gamper, Dr. Heilmeier, and Messrs. McCoy and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Committee (SEC). The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity, and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers' internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended December 31, 2005, the committee held 14 meetings.

The Governance and Nominating Committee is composed of Dr. Gates (Chair) and Messrs. Lautenbach and Stavropoulos. The committee meets as called by the Chair. A current copy of the Governance and Nominating Committee Charter With Respect to Nominations of Independent Trustees is available on Fidelity's website (www.fidelity.com) and is attached as Exhibit I to the trust's April 14, 2004 proxy statement. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee recently retained a third-party search firm, which received a fee to compile a list of candidates based upon criteria established by the Independent Trustees. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended December 31, 2005, the committee held 12 meetings.

The Board of Trustees established the Compliance Committee (composed of Ms. Small (Chair), Ms. Knowles, and Messrs. Lautenbach and Stavropoulos) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended December 31, 2005, the committee held eight meetings.

The Proxy Voting Committee is composed of Dr. Heilmeier (Chair), Mr. Lautenbach, and Ms. Small. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. The Board of Trustees established the Proxy Voting Committee in January 2006. During the fiscal year ended December 31, 2005, the committee held no meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for the fund. PwC, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), has confirmed to the trust's Audit Committee that it is the independent registered public accounting firm with respect to the fund.

The independent registered public accounting firm examines annual financial statements for the fund and provides other audit-related, non-audit, and tax-related services to the fund. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of Fidelity Trend Fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the fund ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the fund, taking into account representations from PwC, in accordance with ISB No.1, regarding its independence from the fund and its related entities.

Audit Fees. For each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Audit Fees billed by PwC for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the fund and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Trend Fund	$ 52,000	$ 48,000
All funds in the Fidelity Group of Funds audited by PwC	$ 12,300,000	$ 10,800,000

A Aggregate amounts may reflect rounding.

Audit-Related Fees. In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A
Fidelity Trend Fund	$ 0	$ 0

A Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005A	2004A
PwC	$ 0	$ 0

A Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

Tax Fees. In each of the fiscal years ended December 31, 2005 and December 31 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2005A	2004A
Fidelity Trend Fund	$ 3,400	$ 3,200

A Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2005A	2004A
PwC	$ 0	$ 0

A Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004, on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004, on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

All Other Fees. In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2005A	2004A
Fidelity Trend Fund	$ 2,100	$ 2,000

A Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2005A	2004A
PwC	$ 190,000	$ 490,000

A Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by PwC of $3,550,000A and $2,650,000A, respectively, for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	2005A	2005A	2004A	2004A
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
PwC	$ 200,000	$ 3,350,000	$ 500,000	$ 2,150,000

A Aggregate amounts may reflect rounding.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY TREND FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 AGREEMENT AMENDED and RESTATED as of this 1st day of [November 1999]_______________ 2007, by and between Fidelity Trend Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of its single existing series of shares of beneficial interest (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [January 1, 1999] November 1, 1999 to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [November ]______ 1, [1999.] 2007.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. [The ]Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than [the Standard & Poor's 500 Index ]"an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets			Annualized Rate
0	-	$3 billion	.5200%
3	-		6.4900
6	-		9.4600
9	-		12.4300
12	-		15.4000
15	-		18.3850
18	-		21.3700
21	-		24.3600
24	-		30.3500
30	-		36.3450
36	-		42.3400
42	-		48.3350
48	-		66.3250
66	-		84.3200
84	-		102.3150
102	-		138.3100
138	-		174.3050
174	-		210.3000
210	-		246.2950
246	-		282.2900
282	-		318.2850
318	-		354.2800
354	-		390.2750
390	-		426.2700
426	-		462.2650
462	-		498.2600
498	-		534.2550
534	-		587.2500
587	-		646.2463
646	-		711.2426
711	-		782.2389
782	-		860.2352
860	-		946.2315
946	-		1,041.2278
1,041	-		1,145.2241
1,145	-		1,260.2204
Over			1,260.2167

(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

 (c) Performance Adjustment Rate: The performance period equals 36 months, the current month plus the previous 35 months. An adjustment to the monthly basic fee will be made by applying the Performance Adjustment Rate to the average net assets of the Portfolio over the performance period. One-twelfth of the resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Index. [The] Except as otherwise provided in sub-paragraph (e) this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance [over the month and the preceding 35 months (the "performance period")] for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the [companies whose stocks comprise] securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

 (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust adjusted as provided in sub-paragraph [(e)](f) of this paragraph 3 below, if applicable or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the basic fee.

 (e) The Index shall be the Russell 1000 Growth Index. For the 35 month period commencing on 1, 2007 (such period hereafter referred to as the Transition Period), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

 For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Index.

Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). On the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser), the Performance Adjustment Rate shall be calculated by blending the index investment record of the Successor Index and the then current Index, as provided above in this sub-paragraph.

 [(e)](f) In the event of a merger or other business combination involving another entity for which the Adviser is the investment adviser, and where such other entity utilizes a performance adjustment in determining its investment advisory fee, then:

(A) For purposes of determining the amount of the performance adjustment, the net assets of the acquired entity averaged over the period from the first day of the performance period through the date of the transaction shall be considered to have been included in the net assets of the Portfolio for the period from the first day of the performance period through the date of the transaction.

(B) For purposes of determining the performance adjustment, the opening net asset value of one share of the Portfolio on the first business day of the performance period shall be adjusted on a dollar-weighted basis by (i) multiplying the percentage change (to the nearest one-hundredth of one percent) between the actual net asset value of one share of the Portfolio and of the other entity on the first day of the Portfolio's performance period and such respective net asset values per share on the date of the transaction (as computed in paragraph 3(c) by the respective average net assets of the Portfolio and such other entity (measured from the first day of the Portfolio's performance period through the date of the transaction); (ii) combining the products determined in (i); (iii) dividing by the sum of the average net assets of the Portfolio and such other entity; and (iv) if a positive percentage, dividing 1 plus the percentage determined in (iii) (expressed as a decimal to the nearest one-hundredth of a percent) into the net asset value of one share of the Portfolio on the date of the transaction (as computed in paragraph 3(c); or (v) if a negative percentage, deducting the percentage determined in (iii) (expressed as a decimal to the nearest one-hundredth of a percent) from 1 and dividing the result into the net asset value of one share of the Portfolio on the date of the transaction (as computed in paragraph 3 (c). The resulting adjusted net asset value of one share of the Portfolio on the first business day of the Portfolio's performance period shall be utilized in calculating the annual rate of performance adjustment under paragraph 3 (c) for the 36 monthly fee calculations following the date of the transaction. One-twelfth of the annual performance adjustment rate shall be applied to the average of the net assets of the Portfolio determined as provided in paragraph 3(e) (A). The performance adjustment so computed shall be added to or deducted from the amount of the basic fee (as computed in paragraph 3(b) depending upon whether the performance of the Portfolio exceeded or was exceeded by the record of the Index.

 [(f)] (g) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect.

 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) [a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of] its proportionate share of insurance premiums [for fidelity and other coverage]; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [2000] 2007 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the [Securities and Exchange Commission (the "]Commission[")] or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

Funds Advised by FMR - Table of Average Net Assets and Advisory Fees

The following table shows the average net assets and advisory fees for each growth fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR
Advisor Diversified International: (c)(f)(g)
 Class A	 10/31/05	$ 2,039.2	 0.72%
 Class T	 10/31/05	 1,970.1	 0.72
 Class B	 10/31/05	 281.7	 0.72
 Class C	 10/31/05	 572.5	 0.72
 Institutional Class	 10/31/05	 1,781.1	 0.72
Advisor Emerging Asia: (b)(e)(f)(g)
 Class A	 10/31/05	 25.8	 0.72
 Class T	 10/31/05	 11.2	 0.72
 Class B	 10/31/05	 9.5	 0.72
 Class C	 10/31/05	 9.4	 0.72
 Institutional Class	 10/31/05	 1.4	 0.72
Advisor Emerging Markets: (c)(f)(g)(h)
 Class A	 10/31/05	 4.1	 0.82
 Class T	 10/31/05	 3.3	 0.82
 Class B	 10/31/05	 2.7	 0.82
 Class C	 10/31/05	 3.1	 0.82
 Institutional Class	 10/31/05	 1.0	 0.82
Advisor Europe Capital Appreciation: (b)(c)(f)(g)
 Class A	 10/31/05	 3.7	 0.72
 Class T	 10/31/05	 8.9	 0.72
 Class B	 10/31/05	 6.7	 0.72
 Class C	 10/31/05	 4.2	 0.72
 Institutional Class	 10/31/05	 0.5	 0.72
Advisor Global Capital Appreciation: (b)(c)(f)(g)
 Class A	 10/31/05	 9.6	 0.72
 Class T	 10/31/05	 26.7	 0.72
 Class B	 10/31/05	 6.3	 0.72
 Class C	 10/31/05	 4.9	 0.72
 Institutional Class	 10/31/05	 1.5	 0.72
Advisor International Capital Appreciation: (c)(f)(g)
 Class A	 10/31/05	 113.9	 0.72
 Class T	 10/31/05	 225.7	 0.72
 Class B	 10/31/05	 60.9	 0.72
 Class C	 10/31/05	 72.6	 0.72
 Institutional Class	 10/31/05	 216.6	 0.72
Advisor International Discovery: (c)(f)(g)
 Class A	 10/31/05	 0.9	 0.74
 Class T	 10/31/05	 0.8	 0.74
 Class B	 10/31/05	 0.4	 0.74
 Class C	 10/31/05	 1.2	 0.74
 Institutional Class	 10/31/05	 7.5	 0.74
 Retail Class	 10/31/05	 3,091.7	 0.74
Advisor International Small Cap: (c)(f)(g)
 Class A	 10/31/05	$ 27.1	 0.95%
 Class T	 10/31/05	 32.8	 0.95
 Class B	 10/31/05	 11.0	 0.95
 Class C	 10/31/05	 19.4	 0.95
 Institutional Class	 10/31/05	 5.7	 0.95
 Retail Class (c)(f)(g)	 10/31/05	 1,854.0	 0.95
Advisor International Small Cap Opportunities: (c)(f)(g)
 Class A	 10/31/05	 2.3	 0.86
 Class T	 10/31/05	 1.6	 0.86
 Class B	 10/31/05	 1.2	 0.86
 Class C	 10/31/05	 2.2	 0.86
 Institutional Class	 10/31/05	 2.0	 0.86
 Retail Class	 10/31/05	 94.8	 0.86
Advisor Japan: (b)(e)(f)(g)
 Class A	 10/31/05	 18.4	 0.72
 Class T	 10/31/05	 13.1	 0.72
 Class B	 10/31/05	 17.7	 0.72
 Class C	 10/31/05	 23.8	 0.72
 Institutional Class	 10/31/05	 5.2	 0.72
Advisor Korea: (b)(e)(f)(g)
 Class A	 10/31/05	 13.4	 0.82
 Class T	 10/31/05	 2.3	 0.82
 Class B	 10/31/05	 3.3	 0.82
 Class C	 10/31/05	 1.8	 0.82
 Institutional Class	 10/31/05	 0.5	 0.82
Advisor Latin America: (b)(c)(f)(g)
 Class A	 10/31/05	 5.7	 0.72
 Class T	 10/31/05	 5.5	 0.72
 Class B	 10/31/05	 5.9	 0.72
 Class C	 10/31/05	 4.6	 0.72
 Institutional Class	 10/31/05	 4.9	 0.72
Advisor Overseas: (c)(f)(g)
 Class A	 10/31/05	 121.3	 0.51
 Class T	 10/31/05	 796.6	 0.51
 Class B	 10/31/05	 53.3	 0.51
 Class C	 10/31/05	 39.3	 0.51
 Institutional Class	 10/31/05	 250.4	 0.51
Advisor Tax Managed Stock: (b)(c)(d)
 Class A	 10/31/05	 2.2	 0.57
 Class T	 10/31/05	 4.4	 0.57
 Class B	 10/31/05	 3.0	 0.57
 Class C	 10/31/05	 3.6	 0.57
 Institutional Class	 	 0.3	 0.57
Advisor Value: (c)(d)
 Class A	 10/31/05	 8.0	 0.57
 Class T	 10/31/05	 14.7	 0.57
 Class B	 10/31/05	 8.6	 0.57
 Class C	 10/31/05	 5.0	 0.57
 Institutional Class	 10/31/05	 1.3	 0.57
Advisor Value Leaders: (b)(c)(d)
 Class A	 10/31/05	$ 5.7	 0.57%
 Class T	 10/31/05	 19.0	 0.57
 Class B	 10/31/05	 3.8	 0.57
 Class C	 10/31/05	 3.1	 0.57
 Institutional Class	 10/31/05	 1.6	 0.57
Aggressive International (c)(f)(g)	 10/31/05	 700.8	 0.59
Canada (c)(f)	 10/31/05	 1,025.7	 0.73
Capital Appreciation (c)(d)	 10/31/05	 6,543.2	 0.69
China Region (e)(f)(g)	 10/31/05	 359.6	 0.72
Disciplined Equity (c)(d)	 10/31/05	 5,325.2	 0.63
Diversified International (c)(f)(g)	 10/31/05	 25,738.0	 0.82
Emerging Markets (c)(f)(g)	 10/31/05	 986.4	 0.72
Europe (e)(f)	 10/31/05	 2,401.1	 0.80
Europe Capital Appreciation (c)(f)	 10/31/05	 474.8	 0.60
Focused Stock (c)(d)	 10/31/05	 71.4	 0.54(a)
Global Balanced (c)(f)(g)	 10/31/05	 176.6	 0.72
Japan (e)(f)(g)	 10/31/05	 755.5	 0.69
Japan Smaller Companies (e)(f)(g)	 10/31/05	 1,271.1	 0.72
Latin America (c)(f)	 10/31/05	 760.1	 0.72
Nordic (e)(f)	 10/31/05	 165.5	 0.72
Overseas (c)(f)(g)	 10/31/05	 4,642.7	 0.58
Pacific Basin (c)(g)	 10/31/05	 529.1	 0.68
Small Cap Independence (c)(d)	 10/31/05	 1,215.3	 0.47
Southeast Asia (e)(f)(g)	 10/31/05	 626.2	 0.75
Stock Selector (c)(d)	 10/31/05	 784.1	 0.58
Tax Managed Stock (c)(d)	 10/31/05	 53.5	 0.57
Value (c)(d)	 10/31/05	 11,382.8	 0.52
Worldwide (c)(f)(g)	 	 1,159.1	 0.73
Advisor Aggressive Growth: (b)(c)(d)
 Class A	 11/30/05	 6.7	 0.62
 Class T	 11/30/05	 15.6	 0.62
 Class B	 11/30/05	 9.2	 0.62
 Class C	 11/30/05	 8.1	 0.62
 Institutional Class	 11/30/05	 0.6	 0.62
Advisor Dividend Growth: (c)(d)
 Class A	 11/30/05	 470.2	 0.57
 Class T	 11/30/05	 2,495.2	 0.57
 Class B	 11/30/05	 495.0	 0.57
 Class C	 11/30/05	 438.8	 0.57
 Institutional Class	 11/30/05	 876.2	 0.57
Advisor Dynamic Capital Appreciation: (c)(d)
 Class A	 11/30/05	 33.8	 0.57
 Class T	 11/30/05	 122.9	 0.57
 Class B	 11/30/05	 57.1	 0.57
 Class C	 11/30/05	 35.4	 0.57
 Institutional Class	 11/30/05	 1.6	 0.57
Advisor Equity Growth: (c)(d)
 Class A	 11/30/05	 1,209.9	 0.57
 Class T	 11/30/05	 4,327.5	 0.57
 Class B	 11/30/05	 870.3	 0.57
 Class C	 11/30/05	 405.0	 0.57
 Institutional Class	 11/30/05	 1,790.3	 0.57
Advisor Equity Value: (b)(c)(d)
 Class A	 11/30/05	$ 17.3	 0.57%
 Class T	 11/30/05	 47.6	 0.57
 Class B	 11/30/05	 21.9	 0.57
 Class C	 11/30/05	 16.4	 0.57
 Institutional Class	 11/30/05	 5.9	 0.57
Advisor Fifty: (b)(c)(d)
 Class A	 11/30/05	 18.7	 0.57
 Class T	 11/30/05	 24.3	 0.57
 Class B	 11/30/05	 19.0	 0.57
 Class C	 11/30/05	 11.4	 0.57
 Institutional Class	 11/30/05	 1.2	 0.57
Advisor Growth Opportunities: (c)(d)
 Class A	 11/30/05	 307.2	 0.46
 Class T	 11/30/05	 3,329.7	 0.46
 Class B	 11/30/05	 345.7	 0.46
 Class C	 11/30/05	 100.1	 0.46
 Institutional Class	 11/30/05	 210.8	 0.46
Advisor Large Cap: (c)(d)
 Class A	 11/30/05	 62.5	 0.57
 Class T	 11/30/05	 272.5	 0.57
 Class B	 11/30/05	 78.2	 0.57
 Class C	 11/30/05	 38.7	 0.57
 Institutional Class	 11/30/05	 345.5	 0.57
Advisor Leveraged Company Stock: (b)(c)(d)
 Class A	 11/30/05	 172.2	 0.62
 Class T	 11/30/05	 108.9	 0.62
 Class B	 11/30/05	 62.6	 0.62
 Class C	 11/30/05	 102.7	 0.62
 Institutional Class	 11/30/05	 40.2	 0.62
Advisor Mid Cap: (c)(d)
 Class A	 11/30/05	 1,495.7	 0.57
 Class T	 11/30/05	 4,296.3	 0.57
 Class B	 11/30/05	 904.3	 0.57
 Class C	 11/30/05	 602.8	 0.57
 Institutional Class	 11/30/05	 652.0	 0.57
Advisor Small Cap: (c)(d)
 Class A	 11/30/05	 503.3	 0.72
 Class T	 11/30/05	 1,361.0	 0.72
 Class B	 11/30/05	 332.7	 0.72
 Class C	 11/30/05	 302.6	 0.72
 Institutional Class	 11/30/05	 315.4	 0.72
Advisor Strategic Growth: (b)(c)(d)
 Class A	 11/30/05	 4.9	 0.57
 Class T	 11/30/05	 9.7	 0.57
 Class B	 11/30/05	 5.3	 0.57
 Class C	 11/30/05	 2.6	 0.57
 Institutional Class	 11/30/05	 0.2	 0.57
Advisor Value Strategies: (c)(d)
 Class A	 11/30/05	$ 305.8	 0.57%
 Class T	 11/30/05	 1,020.9	 0.57
 Class B	 11/30/05	 271.1	 0.57
 Initial Class	 11/30/05	 185.1	 0.57
 Class C	 11/30/05	 121.3	 0.57
 Institutional Class	 11/30/05	 121.4	 0.57
Aggressive Growth (c)(d)	 11/30/05	 4,503.0	 0.42
Growth Company (c)(d)	 11/30/05	 24,541.3	 0.72
Independence (c)(d)	 11/30/05	 4,489.6	 0.55
New Millennium (c)(d)	 11/30/05	 3,318.7	 0.63
Advisor Mid Cap II: (c)(d)
 Class A	 12/31/05	 102.1	 0.57
 Class T	 12/31/05	 180.7	 0.57
 Class B	 12/31/05	 35.4	 0.57
 Class C	 12/31/05	 58.0	 0.57
 Institutional Class	 12/31/05	 69.6	 0.57
Advisor New Insights: (c)(d)
 Class A	 12/31/05	 495.9	 0.57
 Class T	 12/31/05	 749.9	 0.57
 Class B	 12/31/05	 201.1	 0.57
 Class C	 12/31/05	 528.7	 0.57
 Institutional Class	 12/31/05	 234.9	 0.57
Congress Street (e)	 12/31/05	 67.4	 0.42(a)
Contrafund (c)(d)	 12/31/05	 50,776.4	 0.71
Exchange (e)	 12/31/05	 233.7	 0.42(a)
Trend (c)(d)	 12/31/05	 858.2	 0.60
VIP I Growth: (e)
 Initial Class	 12/31/05	 6,999.6	 0.57
 Service Class	 12/31/05	 1,151.4	 0.57
 Service Class 2	 12/31/05	 808.9	 0.57
 Service Class 2R	 12/31/05	 3.6	 0.57
 Investor Class	 12/31/05	 8.9	 0.57
VIP I Overseas: (c)(f)(g)
 Initial Class	 12/31/05	 1,424.1	 0.72
 Initial Class R	 12/31/05	 149.8	 0.72
 Service Class	 12/31/05	 304.9	 0.72
 Service Class R	 12/31/05	 94.0	 0.72
 Service Class 2	 12/31/05	 35.8	 0.72
 Service Class 2R	 12/31/05	 393.2	 0.72
 Investor Class R	 12/31/05	 8.5	 0.72
VIP I Value: (b)(c)(d)
 Initial Class	 12/31/05	 6.9	 0.57
 Service Class	 12/31/05	 1.2	 0.57
 Service Class 2	 12/31/05	 4.5	 0.57
 Investor Class	 12/31/05	 3.7	 0.57
VIP II Contrafund: (c)(d)
 Initial Class	 12/31/05	 9,848.9	 0.57
 Service Class	 12/31/05	 2,213.8	 0.57
 Service Class 2	 12/31/05	 2,244.2	 0.57
 Service Class 2R	 12/31/05	 11.7	 0.57
 Investor Class	 12/31/05	 27.5	 0.57
VIP II Disciplined Small Cap:
 Initial Class	 12/31/05	$ 1.3	 0.72%
 Service Class	 12/31/05	 1.3	 0.72
 Service Class 2	 12/31/05	 1.3	 0.72
 Investor Class	 12/31/05	 1.3	 0.72
VIP II Index 500:
 Initial Class	 12/31/05	 2,659.5	 0.12
 Service Class	 12/31/05	 24.5	 0.12
 Service Class 2	 12/31/05	 130.2	 0.12
VIP III Aggressive Growth: (b)(c)(d)
 Initial Class	 12/31/05	 3.1	 0.62
 Service Class	 12/31/05	 1.1	 0.62
 Service Class 2	 12/31/05	 9.5	 0.62
 Investor Class	 12/31/05	 0.4	 0.62
VIP III Dynamic Capital Appreciation: (b)(c)(d)
 Initial Class	 12/31/05	 26.0	 0.57
 Service Class	 12/31/05	 0.7	 0.57
 Service Class 2	 12/31/05	 13.2	 0.57
 Investor Class	 12/31/05	 2.1	 0.57
VIP III Growth Opportunities: (c)(d)
 Initial Class	 12/31/05	 421.4	 0.57
 Service Class	 12/31/05	 196.2	 0.57
 Service Class 2	 12/31/05	 57.0	 0.57
 Investor Class	 12/31/05	 1.7	 0.57
VIP III Mid Cap: (c)(d)
 Initial Class	 12/31/05	 1,099.3	 0.57
 Service Class	 12/31/05	 879.1	 0.57
 Service Class 2	 12/31/05	 2,755.4	 0.57
 Investor Class	 12/31/05	 16.1	 0.57
VIP III Value Strategies: (b)(c)(d)
 Initial Class	 12/31/05	 183.2	 0.57
 Service Class	 12/31/05	 78.0	 0.57
 Service Class 2	 12/31/05	 191.3	 0.57
 Investor Class	 12/31/05	 2.7	 0.57
VIP IV Consumer Discretionary: (c)(d)
 Initial Class	 12/31/05	 10.8	 0.57
 Investor Class	 12/31/05	 0.2	 0.57
VIP IV Energy: (c)(d)
 Initial Class	 12/31/05	 244.1	 0.57
 Service Class 2	 12/31/05	 8.4	 0.57
 Investor Class	 12/31/05	 4.9	 0.57
VIP IV Financial Services: (c)(d)
 Initial Class	 12/31/05	 33.3	 0.57
 Investor Class	 12/31/05	 0.7	 0.57
VIP IV Growth Stock: (b)
 Initial Class	 12/31/05	 10.6	 0.57
 Service Class	 12/31/05	 1.9	 0.57
 Service Class 2	 12/31/05	 2.6	 0.57
 Investor Class	 12/31/05	 0.8	 0.57
VIP IV Health Care: (c)(d)
 Initial Class	 12/31/05	 91.4	 0.57
 Investor Class	 12/31/05	 2.2	 0.57
VIP IV Industrials: (c)(d)
 Initial Class	 12/31/05	$ 58.2	 0.57%
 Investor Class	 12/31/05	 0.8	 0.57
VIP IV International Capital Appreciation:
 Initial Class	 12/31/05	 3.1	 0.72
 Initial Class R	 12/31/05	 0.3	 0.72
 Service Class	 12/31/05	 0.3	 0.72
 Service Class R	 12/31/05	 0.3	 0.72
 Service Class 2R	 12/31/05	 0.4	 0.72
 Service Class 2	 12/31/05	 0.4	 0.72
 Investor Class R	 12/31/05	 3.0	 0.72
VIP IV Real Estate: (b)
 Initial Class	 12/31/05	 150.5	 0.57
 Service Class	 12/31/05	 2.9	 0.57
 Service Class 2	 12/31/05	 2.9	 0.57
 Investor Class	 12/31/05	 2.2	 0.57
VIP IV Technology: (c)(d)
 Initial Class	 12/31/05	 80.5	 0.57
 Investor Class	 12/31/05	 1.9	 0.57
VIP IV Utilities: (c)(d)
 Initial Class	 12/31/05	 37.8	 0.57
 Investor Class	 12/31/05	 0.4	 0.57
VIP IV Value Leaders: (b)(c)(d)
 Initial Class	 12/31/05	 14.9	 0.57
 Service Class	 12/31/05	 2.0	 0.57
 Service Class 2	 12/31/05	 2.7	 0.57
 Investor Class	 12/31/05	 1.3	 0.57
Large Cap Growth (c)(d)	 1/31/06	 93.4	 0.52(a)
Large Cap Value (c)(d)	 1/31/06	 334.6	 0.57
Mid Cap Growth (c)(d)	 1/31/06	 144.5	 0.52(a)
Mid Cap Value (c)(d)	 1/31/06	 225.2	 0.50
Utilities	 1/31/06	 1,015.7	 0.60
Select Portfolios: (c)(d)
 Air Transportation 	 2/28/06	 47.5	 0.57
 Automotive 	 2/28/06	 18.0	 0.23(a)
 Banking 	 2/28/06	 408.6	 0.57
 Biotechnology	 2/28/06	 1,632.0	 0.57
 Brokerage and Investment Management 	 2/28/06	 649.5	 0.58
 Chemicals 	 2/28/06	 179.1	 0.57
 Communications Equipment	 2/28/06	 463.7	 0.57
 Computers 	 2/28/06	 580.9	 0.57
 Construction and Housing 	 2/28/06	 268.8	 0.57
 Consumer Discretionary 	 2/28/06	 42.8	 0.57
 Consumer Staples 	 2/28/06	 129.7	 0.57
 Defense and Aerospace 	 2/28/06	 766.2	 0.57
 Electronics 	 2/28/06	 2,691.6	 0.57
 Energy 	 2/28/06	 1,952.2	 0.57
 Energy Service 	 2/28/06	 1,234.4	 0.57
 Environmental 	 2/28/06	 21.4	 0.42(a)
 Financial Services 	 2/28/06	 464.0	 0.57
 Gold 	 2/28/06	 816.0	 0.58
 Health Care 	 2/28/06	 2,199.7	 0.57
 Home Finance 	 2/28/06	 333.0	 0.57
Select Portfolios: - continued.
 Industrial Equipment 	 2/28/06	$ 46.8	 0.57%
 Industrials 	 2/28/06	 64.1	 0.57
 Insurance 	 2/28/06	 188.7	 0.57
 IT Services 	 2/28/06	 35.5	 0.57
 Leisure 	 2/28/06	 201.7	 0.57
 Materials 	 2/28/06	 134.9	 0.57
 Medical Delivery 	 2/28/06	 1,282.6	 0.57
 Medical Equipment and Systems 	 2/28/06	 1,130.3	 0.57
 Multimedia 	 2/28/06	 91.6	 0.57
 Natural Gas 	 2/28/06	 1,412.4	 0.57
 Natural Resources 	 2/28/06	 537.0	 0.58
 Networking and Infrastructure 	 2/28/06	 101.5	 0.57
 Paper and Forest Products 	 2/28/06	 28.5	 0.52(a)
 Pharmaceuticals 	 2/28/06	 113.3	 0.57
 Retailing 	 2/28/06	 84.2	 0.57
 Software and Computer Services 	 2/28/06	 628.8	 0.57
 Technology 	 2/28/06	 1,878.7	 0.57
 Telecommunications 	 2/28/06	 347.0	 0.57
 Transportation 	 2/28/06	 77.1	 0.57
 Utilities Growth 	 2/28/06	 322.7	 0.57
 Wireless 	 2/28/06	 418.4	 0.57
Magellan® (c)(d)	 3/31/06	 52,988.5	 0.39
Large Cap Stock (c)(d)	 4/30/06	 665.9	 0.40
Mid-Cap Stock (c)(d)	 4/30/06	 9,799.8	 0.45
Small Cap Retirement (c)(d)	 4/30/06	 193.0	 0.60
Small Cap Stock (c)(d)	 4/30/06	 4,366.5	 0.69(a)
Discovery (c)(d)	 6/30/06	 438.0	 0.31
Fidelity Fifty® (c)(d)	 6/30/06	 984.5	 0.47
Advisor Biotechnology: (b)(c)(d)
 Class A	 7/31/06	 12.2	 0.57
 Class T	 7/31/06	 14.4	 0.57
 Class B	 7/31/06	 16.8	 0.57
 Class C	 7/31/06	 13.8	 0.57
 Institutional Class	 7/31/06	 1.2	 0.57
Advisor Consumer Discretionary: (b)(c)(d)
 Class A	 7/31/06	 18.6	 0.57
 Class T	 7/31/06	 15.3	 0.57
 Class B	 7/31/06	 16.5	 0.57
 Class C	 7/31/06	 7.6	 0.57
 Institutional Class	 7/31/06	 1.3	 0.57
Advisor Communications Equipment: (b)(c)(d)
 Class A	 7/31/06	 3.0	 0.57
 Class T	 7/31/06	 3.1	 0.57
 Class B	 7/31/06	 3.0	 0.57
 Class C	 7/31/06	 2.9	 0.57
 Institutional Class	 7/31/06	 0.4	 0.57
Advisor Electronics: (b)(c)(d)
 Class A	 7/31/06	 10.2	 0.57
 Class T	 7/31/06	 11.1	 0.57
 Class B	 7/31/06	 8.0	 0.57
 Class C	 7/31/06	 9.1	 0.57
 Institutional Class	 7/31/06	 0.9	 0.57
Advisor Energy: (c)(d)
 Class A	 7/31/06	$ 147.4	 0.57%
 Class T	 7/31/06	 330.0	 0.57
 Class B	 7/31/06	 122.0	 0.57
 Class C	 7/31/06	 99.7	 0.57
 Institutional Class	 7/31/06	 15.2	 0.57
Advisor Financial Services: (c)(d)
 Class A	 7/31/06	 76.2	 0.57
 Class T	 7/31/06	 120.9	 0.57
 Class B	 7/31/06	 131.6	 0.57
 Class C	 7/31/06	 67.7	 0.57
 Institutional Class	 7/31/06	 12.3	 0.57
Advisor Health Care: (c)(d)
 Class A	 7/31/06	 169.0	 0.57
 Class T	 7/31/06	 236.4	 0.57
 Class B	 7/31/06	 230.8	 0.57
 Class C	 7/31/06	 127.0	 0.57
 Institutional Class	 7/31/06	 20.2	 0.57
Advisor Industrials: (b)(c)(d)
 Class A	 7/31/06	 62.8	 0.57
 Class T	 7/31/06	 47.5	 0.57
 Class B	 7/31/06	 34.8	 0.57
 Class C	 7/31/06	 28.3	 0.57
 Institutional Class	 7/31/06	 9.0	 0.57
Advisor Real Estate: (c)(d)
 Class A	 7/31/06	 64.7	 0.57
 Class T	 7/31/06	 75.1	 0.57
 Class B	 7/31/06	 25.8	 0.57
 Class C	 7/31/06	 30.0	 0.57
 Institutional Class	 7/31/06	 4.4	 0.57
Advisor Small Cap Growth: (c)(d)
 Class A	 7/31/06	 11.4	 0.81
 Class T	 7/31/06	 12.1	 0.81
 Class B	 7/31/06	 3.8	 0.81
 Class C	 7/31/06	 12.6	 0.81
 Institutional Class	 7/31/06	 7.8	 0.81
 Retail Class	 7/31/06	 334.9	 0.81
Advisor Small Cap Value: (c)(d)
 Class A	 7/31/06	 24.5	 0.81
 Class T	 7/31/06	 28.3	 0.81
 Class B	 7/31/06	 7.7	 0.81
 Class C	 7/31/06	 20.7	 0.81
 Institutional Class	 7/31/06	 7.3	 0.81
 Retail Class	 7/31/06	 816.3	 0.81
Advisor Technology: (c)(d)
 Class A	 7/31/06	 171.9	 0.57
 Class T	 7/31/06	 312.5	 0.57
 Class B	 7/31/06	 278.7	 0.57
 Class C	 7/31/06	 103.8	 0.57
 Institutional Class	 7/31/06	 12.6	 0.57
Advisor Telecommunications & Utilities Growth: (c)(d)
 Class A	 7/31/06	$ 31.8	 0.57%
 Class T	 7/31/06	 51.9	 0.57
 Class B	 7/31/06	 73.3	 0.57
 Class C	 7/31/06	 32.2	 0.57
 Institutional Class	 7/31/06	 2.0	 0.57
Blue Chip Growth (c)(d)	 7/31/06	 21,596.2	 0.37
Blue Chip Value (c)(d)(g)	 7/31/06	 232.5	 0.55
Dividend Growth (c)(d)	 7/31/06	 16,345.0	 0.36
International Real Estate (c)(d)	 7/31/06	 280.9	 0.72
Leveraged Company Stock (c)(d)	 7/31/06	 3,753.5	 0.62
Low-Priced Stock (c)(d)	 7/31/06	 37,207.7	 0.67
OTC Portfolio(c)(d)	 7/31/06	 8,046.3	 0.55
Real Estate Income (c)(d)	 7/31/06	 588.2	 0.57
Real Estate Investment (c)(d)	 7/31/06	 6,156.0	 0.57
Value Discovery (c)(d)	 7/31/06	 388.3	 0.62
Export and Multinational (c)(d)	 8/31/06	 4,302.8	 0.57
Advisor Diversified Stock Fund: (c)(d)
 Class O	 9/30/06	 3,014.6	 0.44
 Class A	 9/30/06	 103.8	 0.44
 Class T	 9/30/06	 4.5	 0.44
 Class B	 9/30/06	 0.4	 0.44
 Class C	 9/30/06	 1.0	 0.44
 Institutional Class	 9/30/06	 332.5	 0.44
Destiny II: (c)(d)
 Class O	 9/30/06	 4,973.9	 0.57
 Class A	 9/30/06	 333.3	 0.57
 Class T	 9/30/06	 0.2	 0.57
 Class B	 9/30/06	 0.2	 0.57
 Class C	 9/30/06	 0.1	 0.57
 Institutional Class	 9/30/06	 0.1	 0.57

(a) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations.

(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes.

(c) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

(d) FMR has entered into a sub-advisory agreement with each of FRAC and FMR U.K. on behalf of the fund. FRAC has in turn entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA has in turn entered into sub-research agreements with FIIA (U.K.)L and FIJ on behalf of the fund.

(e) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC may provide investment advisory services for the fund.

(f) FMR has entered into a sub-advisory agreement with each of FRAC, FMR U.K. and FIIA on behalf of the fund. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L on behalf of the fund. FRAC has entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ on behalf of the fund.

(g) FIIA has entered into a sub-advisory agreement with FIJ on behalf of the fund.

(h) Less than a complete fiscal year.

Fidelity is a registered trademark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.763406.103 TRE-PXY-1106

Form of Proxy Card: Fidelity Trend Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Trend Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 17, 2007 at 9:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Trend Fund-1/2007-LP

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

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Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect the nominees specified below as Trustees:

(01) Dennis J. Dirks

(02) Albert R. Gamper, Jr.

(03) Robert M. Gates

(04) George H. Heilmeier

(05) Edward C. Johnson 3d

(06) Stephen P. Jonas

(07) James H. Keyes

	(08) Marie L. Knowles (09) Ned C. Lautenbach (10) Robert L. Reynolds (11) Cornelia M. Small (12) William S. Stavropoulos (13) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
		FOR	AGAINST	ABSTAIN
2.	To approve a change in the performance adjustment index for the fund.	(_)	(_)	(_)
3.	To authorize the Trustees to change the performance adjustment index for the fund in the future without a shareholder vote.	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	TRE-PXC-1106-LP	(down arrow)

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Trend Fund

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity fund mentioned above will be held on January 17, 2007. The purpose of the meeting is to provide you with the opportunity to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-3198. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

Q. What proposals am I being asked to vote on?

A. You are being asked to vote on the following proposals:

1. To elect a Board of Trustees.

2. To approve a change in the performance adjustment index for Fidelity® Trend Fund.

3. To authorize the Trustees to change the performance adjustment index for Fidelity Trend Fund in the future without a shareholder vote.

1. To elect a Board of Trustees.

Q. What role does the Board play?

A. The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

Q. What is the affiliation of the Board and Fidelity?

A. The Board consists of 13 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are three "interested" trustees and ten "Independent" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Q. Are Board members paid?

A. Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan. You can find the compensation table, which details these fees, in the proxy statement.

2. To approve a change in the performance adjustment index for Fidelity Trend Fund.

Q. What is a performance adjustment and how does it affect the management fee?

A. The performance adjustment is a positive or negative dollar amount that is applied based on the fund's performance and assets for the most recent 36 months. If the fund outperforms its current comparative index over 36 months, FMR receives a positive performance adjustment, which increases the management fee. If the fund underperforms the current index, FMR's management fee is reduced by a negative performance adjustment.

The upward or downward adjustments are made depending on whether, and to what extent, a fund's investment performance over the most recent 36-month period exceeds, or is exceeded by, the record of its benchmark index over the same period. The performance comparison and fee is assessed on a monthly basis. The maximum adjustment rate is +/- 0.20% or 20 basis points of a fund's average net assets over the performance period - which is 36 months. The exact details of the calculation can be found in the fund's Statement of Additional Information.

Q. Why is Fidelity Trend Fund proposing to change its performance adjustment index?

A. FMR and the Board recommend that shareholders vote to approve an amended management contract that would prospectively change the index used to calculate the fund's performance adjustment from the S&P 500® Index to the Russell 1000® Growth Index. FMR is proposing to change the fund's performance adjustment index to make it conform more closely to the fund's proposed large-cap growth-oriented investment strategy.

The fund's current investment objective is to seek growth of capital, which allows the fund to invest in either "growth" stocks or "value" stocks or both. The fund's investments have emphasized both growth and value stocks at various times throughout its history. FMR proposes that the fund adopt a large-cap growth style orientation in place of its current flexible mandate. The Board of Trustees and FMR believe that adoption of a large-cap growth orientation for the fund, in place of its current flexible mandate, would be in shareholders' interests. Although changing the investment policies to focus on large-cap growth companies does not require a shareholder vote, the fund will do so only if shareholders approve the proposal. The proposed changes to the fund's investment policies are described in the proxy statement.

The fund's current performance benchmark, the S&P 500, is a broad measure of the performance of the overall US stock market and includes both growth and value stocks, whereas the Russell 1000 Growth Index includes only growth stocks. FMR believes that the proposed index will provide a more appropriate comparison than the S&P 500 because the proposed index has a narrower focus on growth stocks of large-sized companies and will conform more closely to the fund's proposed large-cap growth investment strategy.

Q. Will this change the way the fund is managed?

A. Yes. If shareholders approve the proposal, the fund will adopt a more growth-oriented investment approach as opposed to its current more flexible mandate to invest in "growth" or "value" stocks or both. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Such companies often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than the broad market represented by the S&P 500.

Q. Will this change make the management fee higher or lower on the fund?

A. Because the change will be implemented prospectively, the future impact on management fees will depend on the fund's future performance relative to the proposed index.

3. To authorize the Trustees to change the performance adjustment index for Fidelity Trend Fund in the future without a shareholder vote.

Q. Why is Fidelity Trend Fund proposing to authorize the Trustees to change its performance adjustment index in the future without a shareholder vote?

A. The proposed modification to the management contract would allow the Trustees to designate an alternative appropriate index for purposes of calculating the performance adjustment for the fund without a shareholder vote, provided the Investment Company Act of 1940 and the Investment Advisers Act of 1940 (the Acts) permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the amended management contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation.

Q. Has the fund's Board of Trustees approved each proposal?

A. Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

Q. Who is D.F. King & Co., Inc.?

A. D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which is a majority of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

Q. How many votes am I entitled to cast?

A. As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is November 20, 2006.

Q. How do I vote my shares?

A. You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198.

Q. How do I sign the proxy card?

A. Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

IMPORTANT

SHAREHOLDER UPDATE

Fidelity® Trend Fund

URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on important proposals that affect the fund and your investment. This information describes each proposal and asks for your vote on these important issues.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. Until we receive a sufficient number of votes, the Special Meeting of Shareholders scheduled for January 17, 2007 cannot be held. If you do not plan to cast your vote at the meeting on January 17, 2007, please indicate your vote on the enclosed proxy card(s). Shareholders who hold more than one account in the fund will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone 1-888-221-0697
Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

2. Vote by Internet
Please visit www.proxyweb.com/proxy and follow the online instructions.

3. Vote by Mail
Please mail your signed proxy card(s) in the postage-paid envelope.
PLEASE VOTE YOUR PROXY NOW

Please note, D.F. King & Co., Inc. may be utilized to solicit shareholder votes by telephone on behalf of the fund. The fund may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a D.F. King & Co., Inc. representative, you may be asked to verify the last 4 digits of your Social Security Number or Tax Identification Number for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-800-544-3198. We appreciate your immediate attention. Thank you.

Sign up for electronic delivery and reduce the amount of paper being sent to you!

We are pleased to offer you the convenience of viewing proxy statements online. With your consent, we will stop sending paper copies of these proxy materials until you notify us otherwise.

To participate, follow these easy steps:

· Log-on to the Internet at www.proxyweb.com/proxy

· Enter the Control Number from your proxy card

· Vote your shares

· Click "Register for Electronic Delivery"

· Follow enrollment instructions.

Note: Electronic proxy materials may not be available for all of your securities and accounts.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This email notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name] Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year]

[If the original meeting has been adjourned to a new date the email will include: Adjourned Meeting Date: [Month]/[Date]/[Year]

For shareholders as of: [Month]/[Date]/[Year]

You can access these Proxy Materials at the following Web addresses:

LETTER TO SHAREHOLDERS: http://www.XXXXXXXXXX

NOTICE OF MEETING and PROXY STATEMENT: http://www.XXXXXXXXXX

If your email software supports it, you can simply click on the above links. If not, you can type (or copy and paste) the Web addresses into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone. Either way, you will need the CONTROL number(s) below.

TRUST NAME: FUND NAME - _________________________

CONTROL NUMBER: XXXXX

(use this number to cast your vote)

[TRUST NAME: FUND NAME - _________________________]

[CONTROL NUMBER: XXXXX]

(use this number to cast your vote)]

To vote through the Internet, visit http://www.proxyweb.com/eproxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-888-221-0697 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To update your enrollment information or cancel your enrollment, please go to: http://www.investordelivery.com/proxy, enter your enrollment number and PIN, and follow the on-line instructions for updating or canceling your enrollment.

Fidelity Service Company, Inc.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.proxyweb.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

FORM OF

SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

Speech 1	Welcome. - (Spoken only when call initially answered) Please enter the control number labeled as such or located in the box, indicated by an arrow on the upper portion of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on [the/all] proposal[s], press 1 now. To vote on [the/each] proposal separately, press 0 now.

If user presses 1 go to Closing A, ELSEIF caller presses 0 go to Speech 3

Closing A	You voted as the Board of Trustees recommended for [the/every] proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the user presses 1 go to Speech 8, ELSEIF caller presses 0 go to Speech 2

Speech 3	Proposal 1: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 4	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 5	Proposal 3: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If caller presses 0 go to Speech 5a, ELSEIF go to Closing B

Speech 5a	Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 5b	Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees.

If caller presses 1 go to Speech 5a, ELSEIF the caller presses 0 go to Closing B

Speech 6	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 7	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Closing B	You voted as follows: (Vote for each proposal is given). If this is correct, Press 1 now. If incorrect, Press 0

If caller presses 1 go to Speech 8, ELSEIF the caller presses 0 go to Speech 2

Speech 8	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.

If caller presses 1 go to Speech 1, ELSEIF the caller presses 0 go to Speech 9

Speech 9	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

[ Upon login to www.proxyweb.com/proxy shareholder sees Screen 1]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
-OR-

Input C

To vote each proposal separately, click the VOTE button only.
 [VOTE]

Input D

To enroll for electronic delivery, without voting your proxy, please enter your control number above and click here.

Input E

Note: Electronic proxy materials may not be available for all of your securities and accounts.

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

Proxyweb is a service of:
MIS, an ADP company

Full service proxy specialists

This site is best viewed using

Netscape version 4.7 or Internet Explorer versions 5.0 or higher and using a display resolution of 800 X 600.

Graphic II - (right justified)

[ Upon input of control number and selection of input B or input C shareholder is directed to Proxyweb Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR ALL NOMINEES (Except as indicated)]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 3 - (centered)

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

You will have an opportunity to confirm that your selections were properly recorded after you submit your vote. If you would also like to receive an email confirmation, enter your email address here:

Text 4- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [Submit] your proxy vote and to appoint Edward C. Johnson 3d, Margaret A. Carey, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

[ Upon submission of vote shareholder is directed to Proxyweb Confirmation Screen (Screen 3) ]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Thank you! Your vote has been submitted.

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR all nominees (Except as indicated)]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.

Text 5 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: Your email confirmation has been sent to: [email address]

Hyperlink 1 - (centered)

[Register for Electronic Delivery]

[Directs shareholder to electronic delivery sign-up screen(s)]

Hyperlink 2 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 3 - (centered)

[Printer Friendly Confirmation]

[If shareholder selects printer friendly confirmation, a confirmation in the following form appears that the shareholder can print]

Form Of

Proxyweb Printer Friendly Confirmation

Text - (left justified)

Internet Proxy Voting Service

Thank you! Your vote has been submitted.
---------------------------------------------------------------------------------

Your vote for Control Number [control number] has been submitted to
Fidelity Investments for [trust name: fund name], as follows:

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Click here to Return

Hyperlink 4 - (right justified)

[Vote Another Proxy]

[Directs shareholder to Screen 1]

Hyperlink 5 - (centered)

[Exit Internet Voting Service]

[Directs shareholder to www.Fidelity.com]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

Proxyweb Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to Fidelity Investments for
[trust name: fund name], as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Thank you for voting.